HSBC FUNDS

HSBC Emerging Markets Local Debt Fund

Supplement dated April 10, 2017
to the Prospectus dated February 28, 2017 (as supplemented from time to time)
(the “Prospectus”)

REORGANIZATION OF THE HSBC EMERGING MARKETS LOCAL DEBT FUND

Upon the recommendation of HSBC Global Asset Management (USA) Inc., the Board of Trustees of the HSBC Funds approved the reorganization of the HSBC Emerging Markets Local Debt Fund with and into the HSBC Emerging Markets Debt Fund (the “Reorganization”). The Reorganization was consummated after the close of business on April 7, 2017. Accordingly, references to the HSBC Emerging Markets Local Debt Fund are hereby removed from the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE